Structured Asset Trust Unit Repackagings (Saturns)
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
CUSIP NO. 12496DAA5
Distribution Date February 27, 2012
U.S. Bank National Association, as Trustee for the Trust, hereby gives notice with respect to the Distribution Date as follows:
The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, is as set forth below:
Beginning
Principal Amount
Principal Payment
Ending Principal
Amount
Fixed Rate Day Count
Fixed Interest
Amount Due
Aggregate Interest
Due and Unpaid
Total Distribution
Payment
Amount
Total
Distribution
$22,000,000.00 $0.00 $22,000,000.00 5.09500% 30/360 $93,408.33 $0.00 $93,408.33 $93,408.33 $93,408.33
Additional Information
94,574.98 $
154,875.00 $
416.67 $
749.98 $
CUSIP Moody's S & P Moody's Date S & P Date
12496DAA5
A3 A- Ba1 18-Mar-11 BBB- 5-Mar-10
Underlying Security Moody's S&P Maturity Date CUSIP No. Moody's S&P Interest Rate
Beginning
Principal Balance
INT Payment
Received
PRI
Payment
Received
Ending Principal
Balance
Bank of America Corporation 4.875% Senior Notes due 2013 Aa2 A+ January 15, 2013 060505AX2 Baa1 A- 4.8750% 1,000,000.00 1,000,000.00
Bank One Corporation 5.25% Subordinated Notes due 2013
A1
A- January 30, 2013 06423AAS2 A1 A- 5.2500% 1,000,000.00 $26,250.00 1,000,000.00
BB&T Corporation 4.75% Subordinated Notes due 2012 A2 A- October 1, 2012 054937AD9 A3 BBB+ 4.7500% 1,000,000.00 1,000,000.00
Boeing Capital Corporation 5.80% Senior Notes due 2013 A3 A January 15, 2013 097014AH7 A2 A 5.8000% 1,000,000.00 1,000,000.00
Campbell Soup Company 5.00% Notes due 2012
A3
A December 3, 2012 134429AR0 A2 A- 5.0000% 1,000,000.00 1,000,000.00
Citigroup Inc. 5.625% Subordinated Notes due 2012 Aa2 A+ August 27, 2012 172967BP5 Baa1 BBB+ 5.6250% 1,000,000.00 $28,125.00 1,000,000.00
ConocoPhillips 4.75% Notes due 2012 A3 A- October 15, 2012 20825CAE4 A1 A 4.7500% 1,000,000.00 1,000,000.00
Dominion Resources, Inc. 2002 Series C 5.70% Senior Notes due 2012
Baa1
BBB+ September 17, 2012 257469AF3 Baa2 A- 5.7000% 1,000,000.00 1,000,000.00
The Dow Chemical Company 6% Notes due 2012
A3
A- October 1, 2012 260543BR3 Baa3 BBB 6.0000% 1,000,000.00 1,000,000.00
Duke Energy Corporation 5.625% Senior Notes due 2012 Baa1 BBB+ November 30, 2012 264399EF9 A3 A- 5.6250% 1,000,000.00 1,000,000.00
General Electric Company 5% Notes due 2013
Aaa
AAA February 1, 2013 369604AY9 Aa2 AA+ 5.0000% 1,000,000.00
$25,000.00
1,000,000.00
General Motors Acceptance Corporation 6.875% Notes due August 28, 2012 A3 BBB August 28, 2012 370425SE1 B1 B+ 6.8750% 1,000,000.00 1,000,000.00
The Goldman Sachs Group, Inc. 4.750% Notes due 2013 Aa3 A+ July 15, 2013 38141GDK7 A1 A- 5.7500% 1,000,000.00 1,000,000.00
John Deere Capital Corporation 5.10% Global Debentures due January 15, 2013
A3
A- January 15, 2013 244217BK0 A2 A 5.1000% 1,000,000.00 1,000,000.00
Johnson & Johnson 3.80% Debentures due May 15, 2013
Aaa
AAA May 15, 2013 478160AM6 Aaa AAA 3.8000% 1,000,000.00 1,000,000.00
Limited Brands, Inc. 6.125% Notes due December 1, 2012 Baa1 BBB+ December 1, 2012 532716AH0 Ba2 BB- 6.1250% 1,000,000.00 1,000,000.00
Marsh and McLennan Companies, Inc. 4.850% Senior Notes due 2013 A2 AA- February 15, 2013 571748AJ1 Baa2 BBB- 4.8500% 1,000,000.00 $24,250.00 1,000,000.00
Merck & Co., Inc. 4.375% Notes due 2013
Aaa
AAA February 15, 2013 589331AH0 Aa3 AA 4.3750% 1,000,000.00 $21,875.00 1,000,000.00
SBC Communications Inc. 5.875% Global Notes Due August 15, 2012 A1 A+ August 15, 2012 78387GAK9 A2 A- 5.8750% 1,000,000.00 $29,375.00 1,000,000.00
Verizon Virginia Inc. 4.625% Debentures, Series A, due 2013 Aa3 A+ March 15, 2013 92345NAA8 WR A- 4.6250% 1,000,000.00 1,000,000.00
Wal-Mart Stores, Inc. 4.55% Notes Due 2013
Aa2
AA May 1, 2013 931142BT9 Aa2 AA 4.5500% 1,000,000.00 1,000,000.00
Consolidated Edison Company of New York, Inc. 5.625% Debentures, A1 A July 1, 2012 209111DZ3 A3 A- 5.6250% 1,000,000.00 1,000,000.00
Series 2002 A due 2012
TOTAL 22,000,000.00 $154,875.00 $0.00 22,000,000.00
*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.
It is included for the convenience of the Holders.
Current Ratings
Original Ratings Current Ratings
To the Holders of:
Swap Counterparty Payment Amount to Trustee
Trustee Payment to Swap Counterparty
Trustee Fees
Expense Account Deposit
Original Ratings